UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2007

Date of reporting period: June 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Income Fund

(formerly ACM Income Fund)

June 30, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 24, 2007

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the semi-annual reporting period ended June 30, 2007. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ACG”. Effective January 26, 2007, the Fund’s new name is AllianceBernstein Income Fund, Inc. The Board of Directors approved the name change at the recommendation of AllianceBernstein L.P., the Fund’s investment adviser, to brand the Fund with the same AllianceBernstein name used for other funds in the AllianceBernstein family of funds. Prior to January 26, 2007, the Fund was named ACM Income Fund. Also on January 26, 2007, the Fund acquired all of the assets and assumed the liabilities of ACM Government Opportunity Fund, Inc.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income- producing securities. The Fund normally invests at least 65% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below-investment-grade securities. Additionally, the Fund may utilize other investment instruments, including options and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 45.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended June 30, 2007.

The Fund outperformed its benchmark for both the six- and 12-month periods ended June 30, 2007. In January of 2007, proceeds were received and credited to the Fund resulting from the WorldCom class action settlement. The addition of these proceeds was a significant contributor to the Fund’s outperformance versus its benchmark. The Fund’s use of leverage for both periods under review, as well as holdings in both dollar-denominated and local currency emerging-market debt, below-investment-grade bank loan debt and high-yield securities also contributed positively to relative performance.

Additionally, the Fund’s emerging-market security selection, particularly local and U.S. dollar debt in Brazil, added to the Fund’s premium. Brazil has benefited throughout 2007 from a

ALLIANCEBERNSTEIN INCOME FUND •	1

virtuous cycle of capital inflows, sound policy management and strong trade performance. These conditions have bolstered dollar reserves and enabled improvements in credit profiles through better liability management. Brazil experienced stable growth, central bank easing and debt buybacks, which led to its solid returns.

Market Review and Investment Strategy

Fixed-income returns were modestly positive for the six-month period ended June 30, 2007, with high-yield corporates and bank loan debt outperforming. As U.S. bond yields rose, dampening overall fixed-income returns, the Treasury yield-curve steepened. Yields on intermediate- and long-term maturities rose approximately 20 to 30 basis points, with the 10-year Treasury yield ending the six-month period at 5.02%. The sharp rise in U.S. rates and steeper yield curve reflected a consensus that U.S. growth bottomed in the first quarter of 2007, and that solid global growth would support prospects for moderate U.S. growth. Expectations also emerged that the U.S. Federal Reserve (the “Fed”) would hold rates steady for the rest of 2007. Consequently, the Fed kept U.S. official rates on hold at a rate of 5.25% during the six-month period.

While spreads in most sectors remained fairly stable, spread volatility in the subprime mortgage market was elevated. During the housing boom, loosened credit standards and easy access to inexpensive home financing led to a surge in subprime mortgage lending. With the housing market souring and borrowing costs escalating, those homeowners are now being squeezed. Delinquencies have increased, especially those on recently originated loans, and a number of lending institutions have been forced to sell. Accordingly, spreads on lower-rated and less-liquid subprime securities spiked in February 2007 and again in June. The June highs were precipitated by the near-collapse of two hedge funds, as financing banks forced the sale of underperforming subprime collateralized debt obligations (CDOs).

U.S. Treasuries returned 1.01% during the six-month period, according to Lehman Brothers, with non-U.S. government bond returns lagging at 0.14%, hedged in U.S. Dollars. Global bond yields rose as several central banks raised rates, dampening returns in most major bond markets. U.S. economic growth decoupled from global growth. In the first quarter of 2007, the U.S. posted its slowest growth rate in four years, while the rest of the world—particularly China and India—powered ahead. Even Europe and Canada, two of the U.S.’s largest trading partners, posted solid gross domestic product (GDP) growth.

Among other fixed-income sectors, mortgage-backed securities (MBS) posted a return of 1.05%, followed by investment-grade corporates, with a return of 0.71%. Despite narrow spreads and strong levels of supply, continued low refinancing risk provided support for mortgages. Within the corporate market, fundamentals such as corporate profits and cash flow

2	• ALLIANCEBERNSTEIN INCOME FUND

remained solid, while unfriendly shareholder actions like leveraged buyout (LBO) activity and share buybacks, as well as subprime spillover, dampened returns. High-yield securities, with a return of 2.87%, and high-yield bank loans, with a return of 3.70%, posted the best returns among fixed-income sectors. High-yield securities continued to be supported throughout most of the six-month period by positive fundamentals, strong demand and a historic low default rate. High-yield securities sold off in June, however, dampening what had been a stronger year-to-date performance. Interest-rate and equity volatility, as well as the near-collapse of two subprime CDO hedge funds, contributed to June’s decline.

Aggregate emerging-market dollar debt, according to the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), posted a return of 0.94%. After roughly five years of strong returns, dollar-denominated emerging-market debt was buffeted by higher U.S. and global interest rates in an environment of very tight spreads. Local emerging-market debt significantly outperformed with a return of 9.14%, due to strengthening currencies and improving local economic fundamentals. The Fund’s two largest local emerging-market debt holdings, Brazil and Turkey, posted strong returns of 21.31% and 22.32%, respectively. A primary development in emerging markets has been the recent divergence of performance between countries that have taken advantage of global liquidity and implemented sound economic policy and those that have not. Countries that have taken advantage of global liquidity include Brazil, the Fund’s largest emerging-market debt holding, where inflows continue to be used wisely. Countries not taking advantage of global liquidity and showing poor performance included Venezuela, Ecuador and Argentina.

ALLIANCEBERNSTEIN INCOME FUND •	3

4	• ALLIANCEBERNSTEIN INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron’s and in other newspapers in a table called “Closed-End Bond Funds.” For additional shareholder information regarding this Fund, please see page 61.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through the investment techniques or reverse repurchase agreements and dollar rolls. The Fund maintains asset coverage of at least 300% with respect to borrowings.

Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can produce shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock, and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

(Historical Performance continued on next page)

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency-denominated securities, fluctuations may be magnified by changes in foreign exchange rates. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below-investment grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

ALLIANCEBERNSTEIN INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2007	Returns
	6 Months	12 Months
AllianceBernstein Income Fund (NAV)*	5.54%	14.93%

Lehman Brothers U.S. Aggregate Index	0.98%	6.12%

The Fund’s Market Price per share on June 30, 2007 was $8.19. The Fund’s Net Asset Value Price per share on June 30, 2007 was $8.46. For additional Financial Highlights, please see page 51.

*	May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings.

See Historical Performance and Benchmark disclosures on pages 4-5.

6	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

June 30, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $ 2,052.9

*	All data are as of June 30, 2007. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The percentages shown within the Portfolio of Investments are stated as percentage of net assets.

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

June 30, 2007 (unaudited)

		Principal Amount (000)	U.S. $ Value

U.S. TREASURIES – 59.7%
United States Treasury Bonds 5.375%, 2/15/31(a)	U.S.$	1,961	$2,013,702
6.625%, 2/15/27(a)		73,570	86,180,339
7.25%, 5/15/16(a)		21,695	25,072,977
11.25%, 2/15/15(c)		168,000	233,611,896
12.00%, 8/15/13(c)		82,000	88,233,312
12.50%, 8/15/14(a)		70,300	80,866,934
United States Treasury Inflation Index 2.375%, 4/15/11(a)		44,636	44,147,620
United States Treasury Notes 3.50%, 11/15/09(a)		154	149,212
4.00%, 6/15/09-2/15/15(a)(c)		145,179	142,473,467
4.125%, 8/15/08-5/15/15(a)		3,074	2,983,198
4.25%, 11/15/13-8/15/14(a)		427	410,588
4.375%, 8/15/12(a)		700	684,195
4.50%, 2/15/16(a)		598	576,369
4.625%, 11/15/16(c)		15,966	15,473,305
4.75%, 5/15/14(c)		60,280	59,526,500
4.875%, 5/15/09-8/15/16(a)(c)		149,250	148,424,798
5.125%, 5/15/16(c)		3,000	3,016,875
United States Treasury Strips Zero Coupon, 5/15/17-11/15/21(a)		545,350	291,633,627

Total U.S. Treasuries (cost $1,216,638,318)			1,225,478,914

MORTGAGE PASS-THRUS – 34.9%
FIXED RATE 30-YEAR – 19.7%
Federal Home Loan Mortgage Corp. 6.00%, 9/01/36(a)		88,078	87,330,206
7.00%, 2/01/37(a)		24,301	24,940,147
Federal National Mortgage Association 5.50%, 5/01/36(a)		68,243	65,986,040
6.50%, TBA		79,180	79,922,312
7.50%, 11/01/29(a)		126	132,032
8.00%, 6/01/28(a)		99	104,034
Government National Mortgage Association 5.50%, 7/15/33-6/20/36(a)		149,919	145,462,011
6.50%, 2/15/29(a)		113	115,931

			403,992,713

AGENCY ARMS – 15.2%
Federal Gold Loan Mortgage Corp 6.06%, 3/01/37(a)(d)		16,999	17,122,723
Federal Home Loan Mortgage Corp. 4.194%, 4/01/35(a)(d)		6,749	6,699,135
4.557%, 4/01/35(a)(d)		1,503	1,499,867

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.779%, 12/01/36(a)(d)	U.S.$	13,261	$13,241,068
5.799%, 2/01/37(a)(d)		11,733	11,730,996
5.816%, 2/01/37(a)(d)		24,372	24,356,728
5.826%, 3/01/37(a)(d)		24,803	24,914,677
5.837%, 1/01/37(a)(d)		47,225	47,225,111
5.98%, 3/01/37(a)(d)		15,453	15,558,566
5.996%, 2/01/37(a)		30,000	29,951,700
6.114%, 8/01/36(a)(d)		47,143	47,494,241
6.253%, 4/01/37(a)		7,527	7,593,977
Federal National Mortgage Association 4.182%, 9/01/35(a)(d)		1,219	1,226,727
4.406%, 8/01/34(a)(d)		1,984	1,982,589
4.466%, 1/01/36(a)(d)		1,865	1,879,147
4.686%, 5/01/35(a)(d)		2,252	2,252,751
4.807%, 7/01/35(a)(d)		4,527	4,523,063
5.862%, 11/01/36(a)(d)		20,189	20,424,784
5.973%, 3/01/37(a)(d)		30,610	30,759,121
7.025%, 1/01/36(a)(d)		3,037	3,100,408

			313,537,379

Total Mortgage Pass-Thrus (cost $723,917,430)			717,530,092

EMERGING MARKETS – NON-INVESTMENT GRADE – 23.4%
SOVEREIGNS – 23.2%
Argentina – 1.3%
Republic of Argentina 0.63%, 12/31/38(b)	ARS	1,285	219,555
0.649%, 12/15/35(b)		4,423	172,461
5.475%, 8/03/12(b)(d)	U.S.$	15,322	14,553,109
5.83%, 12/31/33(b)	ARS	1,500	659,304
7.00%, 3/28/11(b)	U.S.$	365	356,656
7.82%, 12/31/33(b)	EUR	7,161	8,820,202
8.28%, 12/31/33(b)	U.S.$	982	952,690

			25,733,977

Brazil – 10.5%
Brazilian Real Structured Notes Zero coupon, 1/05/10(b)(e)	BRL	94,475	37,902,725
Republic of Brazil 6.00%, 1/17/17(b)	U.S.$	2,488	2,438,240
7.125%, 1/20/37(b)		8,649	9,375,516
8.00%, 1/15/18(b)		1,144	1,255,540
8.25%, 1/20/34(b)		5,602	6,876,455
8.875%, 10/14/19-4/15/24(b)		10,161	12,434,047
10.25%, 1/10/28(b)	BRL	5,863	3,407,166
11.00%, 8/17/40(b)	U.S.$	271	355,688
12.50%, 1/05/16-1/05/22(b)	BRL	217,783	142,103,331

			216,148,708

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Colombia – 0.2%
Republic of Colombia 7.375%, 9/18/37(b)	U.S.$	1,082	$1,204,807
8.125%, 5/21/24(b)		400	470,000
10.75%, 1/15/13(b)		314	383,551
11.75%, 2/25/20(b)		1,232	1,820,280

			3,878,638

Costa Rica – 0.0%
Costa Rican Colon Structured Notes
Zero coupon, 1/10/08(b)(e)	CRC	198,829	369,949
Republic of Costa Rica 8.05%, 1/31/13(b)(e)	U.S.$	220	237,930
8.11%, 2/01/12(b)(e)		202	216,140

			824,019

Dominican Republic – 0.1%
Dominican Peso Structured Notes
Zero Coupon, 10/08/07-11/04/08(b)(e)	DOP	23,400	623,426
Dominican Republic 8.625%, 4/20/27(b)(e)		406	457,765

			1,081,191

Ecuador – 0.0%
Ecuador Government International Bond 10.00%, 8/15/30(e)		168	137,760

El Salvador – 0.0%
Republic of El Salvador 7.65%, 6/15/35(b)(e)		451	513,689

Indonesia – 0.7%
Indonesian Rupiah Structured Notes 11.00%, 10/15/14-11/18/20(b)(e)	IDR	5,789,353	710,086
12.90%, 6/15/22(b)(e)		2,102,200	291,456
14.25%, 6/15/13(b)(e)		80,000,000	10,913,514
Republic of Indonesia
6.625%, 2/17/37(b)(e)*	U.S.$	620	596,750
6.75%, 3/10/14(b)(e)		565	579,125
6.875%, 3/09/17(c)(e)		269	277,070
7.25%, 4/20/15(b)(e)		362	381,005
8.50%, 10/12/35(b)(e)		501	594,938

			14,343,944

Jamaica – 0.0%
Government of Jamaica
9.25%, 10/17/25(b)		104	117,520
10.625%, 6/20/17(b)		207	246,848

			364,368

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lebanon – 0.1%
Lebanese Republic 7.875%, 5/20/11(b)(e)	U.S.$	420	$405,300
10.125%, 8/06/08(b)(e)		875	886,812
11.625%, 5/11/16(b)(e)		120	137,820

			1,429,932

Pakistan – 0.0%
Islamic Republic of Pakistan 6.875%, 6/01/17(b)(e)		676	648,960

Panama – 0.3%
Republic of Panama 6.70%, 1/26/36(b)		654	662,175
7.125%, 1/29/26(b)		1,133	1,199,847
7.25%, 3/15/15(b)		487	519,873
8.875%, 9/30/27(b)		777	978,243
9.375%, 7/23/12-4/01/29(b)		2,201	2,806,787

			6,166,925

Peru – 0.5%
Republic of Peru 7.35%, 7/21/25(b)		1,882	2,096,548
8.375%, 5/03/16(b)		4,454	5,177,775
8.75%, 11/21/33(b)		2,669	3,456,355
9.875%, 2/06/15(b)		246	305,040

			11,035,718

Philippines – 1.5%
Republic of Philippines 7.50%, 9/25/24(c)		855	923,400
7.75%, 1/14/31(b)		4,441	4,907,305
8.00%, 1/15/16(b)		292	320,908
8.25%, 1/15/14(b)		1,113	1,218,735
8.375%, 2/15/11(b)		84	89,880
8.875%, 3/17/15(b)		2,203	2,522,435
9.00%, 2/15/13(b)		266	297,920
9.50%, 10/21/24-2/02/30(b)(c)		4,855	6,323,149
9.875%, 1/15/19(c)		1,087	1,372,338
10.625%, 3/16/25(b)(c)		8,768	12,209,440

			30,185,510

Turkey – 6.8%
Republic of Turkey 6.875%, 3/17/36(b)		2,853	2,699,651
7.00%, 6/05/20(b)		1,430	1,428,570
7.375%, 2/05/25(b)		3,562	3,647,488
8.00%, 2/14/34(b)		150	161,438
9.50%, 1/15/14(b)		740	846,375
11.00%, 1/14/13(b)		2,090	2,505,910
11.50%, 1/23/12(b)		1,145	1,374,000
11.75%, 6/15/10(b)		623	720,500

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Turkey Government Bond Zero Coupon, 7/16/08-2/04/09(b)	TRY	208,861	$126,943,307

			140,327,239

Ukraine – 0.1%
Government of Ukraine 6.58%, 11/21/16(b)(e)	U.S.$	453	449,602
7.65%, 6/11/13(b)(e)		438	464,280

			913,882

Uruguay – 0.4%
Republic of Uruguay 3.70%, 6/26/37(b)		8,076	324,134
7.625%, 3/21/36(b)		185	202,575
7.875%, 1/15/33(b)		432	481,249
8.00%, 11/18/22(b)		5,240	5,816,394
9.25%, 5/17/17(b)		739	883,105

			7,707,457

Venezuela – 0.7%
Republic of Venezuela
5.75%, 2/26/16(b)		2,034	1,728,900
6.00%, 12/09/20(b)		828	676,890
6.355%, 4/20/11(b)(d)(e)		420	408,828
7.00%, 12/01/18(b)(c)(e)		3,403	3,079,715
7.65%, 4/21/25(b)		4,867	4,465,472
8.50%, 10/08/14(b)		350	354,375
9.25%, 9/15/27(b)		786	821,370
10.75%, 9/19/13(b)		2,579	2,869,138
13.625%, 8/15/18(b)		544	756,160

			15,160,848

			476,602,765

CORPORATES – 0.2%
Financial Institutions – 0.0%
Banking – 0.0%
Banco BMG S.A. 9.15%, 1/15/16(b)(e)		400	422,000

Finance – 0.0%
Iirsa Norte Finance, Ltd. 8.75%, 5/30/24(b)(e)		324	379,705

			801,705

Industrial – 0.1%
Communications – Media – 0.0%
Gallery Capital 10.125%, 5/15/13(b)(e)		315	315,315

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunication – 0.1%
Mobile Telesystems Finance S.A. 9.75%, 1/30/08(b)(e)	U.S.$	460	$468,050

Consumer Cyclical – Other – 0.0%
Peermont Global, Ltd. 7.75%, 4/30/14(b)(e)	EUR	50	67,673

Consumer Non-Cyclical – 0.0%
Foodcorp, Ltd. 8.875%, 6/15/12(b)(e)		194	275,041

			1,126,079

Non Corporate Sectors – 0.1%
Sovereign – 0.1%
Alpha Bond Issuance PLC for OJC 8.625%, 12/09/15(b)	U.S.$	300	303,300
Republic of Argentina 10.50%, 6/12/12(b)		1,037	314,722
Republic of El Salvador 7.625%, 9/21/34(b)(e)		527	602,098

			1,220,120

			3,147,904

Total Emerging Markets – Non-Investment Grade (cost $414,496,645)			479,750,669

NON-US DOLLAR – 6.8%
GOVERNMENT-RELATED – SOVEREIGNS – 6.4%
Australia – 0.0%
Australia (Commonwealth of) 5.25%, 8/15/10(b)	AUD	980	802,924

Colombia – 0.0%
Republic of Colombia 12.00%, 10/22/15(b)	COP	1,520,000	892,364

Hungary – 0.1%
Hungary Government Bond 6.50%, 8/12/09(b)	HUF	132,500	720,276
6.75%, 4/12/10(b)		61,400	333,831

			1,054,107

Japan – 0.0%
Japan (Government of) 1.40%, 3/20/12(b)	JPY	42,050	341,058

Mexico – 2 .6%
Mexico 8.00%, 12/07/23(b)	MXN	18,624	1,770,267
10.00%, 12/05/24(b)		421,335	47,540,797

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Mexican States 9.00%, 12/22/11-12/20/12(b)	MXN	37,583	$3,660,746

			52,971,810

Peru – 0.3%
Peru Bono Soberano 7.84%, 8/12/20(b)	PEN	1,350	493,991
8.20%, 8/12/26(b)		3,489	1,352,621
8.60%, 8/12/17(b)		7,450	2,815,799
9.91%, 5/05/15(b)		1,600	630,822

			5,293,233

Poland – 0.0%
Poland Government Bond 5.00%, 10/24/13(b)	PLN	875	304,387

South Africa – 2.1%
Republic of South Africa 13.00%, 8/31/10(b)	ZAR	281,000	43,882,518

Spain – 0.0%
Kingdom of Spain 5.25%, 4/06/29(b)	GBP	109	213,995

United Kingdom – 1.3%
United Kingdom Gilt 4.00%, 3/07/09(b)		8,666	16,923,675
4.25%, 3/07/11-12/07/55(b)		2,855	5,302,068
4.75%, 6/07/10-3/07/20(b)		2,019	3,863,521
5.00%, 3/07/25(b)		229	450,666

			26,539,930

			132,296,326

GOVERNMENT-RELATED – AGENCIES – 0.3%
European Investment Bank Zero coupon, 9/12/08(b)(e)	BRL	11,103	5,135,721
Inter-American Development Bank 9.75%, 5/15/15(b)	GBP	56	139,838

			5,275,559

INFLATION-LINKED SECURITIES – 0.1%
Republic of Uruguay 5.00%, 9/14/18(b)	UYU	14,057	662,202
Unibanco (Cayman) 8.70%, 2/11/10(b)(e)	BRL	4,290	2,266,873
Uruguay Government International Bond 4.25%, 4/05/27(b)	UYU	1,953	87,327

			3,016,402

Total Non-US Dollar (cost $135,654,762)			140,588,287

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 5.5%
CORPORATES – 5.5%
Financial Institutions – 0.3%
Banking – 0.1%
ALB Finance BV 9.25%, 9/25/13(b)(e)	U.S.$	376	$375,722
Kazkommerts International BV 8.50%, 4/16/13(b)(e)		325	332,117
Russian Standard Finance S.A. 7.50%, 10/07/10(b)(e)		386	373,895

			1,081,734

Insurance – 0.2%
Fairfax Financial Holdings, Ltd. 8.30%, 4/15/26(b)*		5,000	5,025,000

			6,106,734

Industrial – 5.2%
Basic Industry – 0.3%
AK Steel Corp. 7.875%, 2/15/09(b)*		3,450	3,441,375
Cognis GmbH 9.50%, 5/15/14(b)(e)	EUR	5	7,072
Evraz Group S.A. 8.25%, 11/10/15(b)(e)	U.S.$	489	499,465
Georgia Gulf Corp. 10.75%, 10/15/16(b)*		250	248,750
JSC Severstal 9.25%, 4/19/14(b)(e)		230	251,599
Quality Distribution LLC 9.00%, 11/15/10(b)		1,875	1,818,750

			6,267,011

Capital Goods – 0.5%
Associated Materials, Inc. 11.25%, 3/01/14(b)(f)*		13,045	9,718,525
Berry Plastics Holding Corp. 10.25%, 3/01/16(b)		150	150,000
Yioula Glassworks S.A. 9.00%, 12/01/15(b)(e)	EUR	253	353,551

			10,222,076

Communications – Media – 1.6%
Antenna TV S.A. 7.25%, 2/15/15(b)(e)		10	13,365
C&M Finance, Ltd. 8.10%, 2/01/16(b)(e)	U.S.$	1,690	1,715,350
CCH I Holdings, LLC 11.00%, 10/01/15(b)		4,009	4,184,394
11.75%, 5/15/14(b)*		11,000	10,807,500

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Clear Channel Communications, Inc. 5.75%, 1/15/13(b)	U.S.$	220	$198,088
Intelsat Bermuda, Ltd. 11.25%, 6/15/16(b)		3,300	3,696,000
ION Media Networks, Inc. 11.606%, 1/15/13(b)(d)(e)		6,400	6,624,000
Rainbow National Services LLC 10.375%, 9/01/14(b)(e)		2,700	2,963,250
RH Donnelley Corp. 6.875%, 1/15/13(b)		9	8,527
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(b)		1,650	1,617,000
XM Satellite Radio, Inc. 9.75%, 5/01/14(b)*		1,650	1,617,000

			33,444,474

Communications – Telecommunications – 0.6%
Centennial Communications Corp. 10.00%, 1/01/13(b)*		1,700	1,823,250
Digicel, Ltd. 9.25%, 9/01/12(b)(e)		465	489,994
Inmarsat Finance PLC 10.375%, 11/15/12(b)(f)		6,475	6,175,531
Terrestar Networks, Inc. 15.00%, 2/15/14(b)(e)		2,245	2,461,081

			10,949,856

Consumer Cyclical – Automotive – 1.0%
Ford Motor Credit Co.
4.95%, 1/15/08(b)		152	150,862
6.625%, 6/16/08(b)		454	453,693
7.00%, 10/01/13(b)*		2,350	2,177,266
General Motors Acceptance Corp.
6.75%, 12/01/14(b)		10,000	9,576,560
6.875%, 9/15/11(b)*		3,960	3,895,270
8.00%, 11/01/31(b)*		4,000	4,090,324

			20,343,975

Consumer Cyclical – Other – 0.4%
Broder Brothers Co. 11.25%, 10/15/10(b)		1,100	1,084,875
French Lick Resorts & Casino 10.75%, 4/15/14(b)(e)*		150	128,250
NCL Corp. 10.625%, 7/15/14(b)		3,000	2,895,000
Six Flags, Inc. 9.625%, 6/01/14(b)*		1,675	1,553,562
William Lyon Homes, Inc. 10.75%, 4/01/13(b)		2,000	1,880,000

			7,541,687

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical – Retailer – 0.1%
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(b)*	U.S.$	1,600	$1,560,000

Consumer Non-Cyclical – 0.3%
Chaoda Modern Agriculture, Ltd. 7.75%, 2/08/10(b)(e)		505	510,555
Dole Food Co., Inc. 8.875%, 3/15/11(b)*		1,150	1,132,750
Select Medical Corp.
7.625%, 2/01/15(b)*		250	223,750
11.08%, 9/15/15(b)*		5,000	4,662,500

			6,529,555

Other Industrial – 0.1%
Central European Distribution Corp. 8.00%, 7/25/12(b)(e)	EUR	62	90,283
Heckler & Koch GmbH 9.25%, 7/15/11(b)(e)		5	7,038
RBS Global & Rexnord Corp. 11.75%, 8/01/16(b)*	U.S.$	2,150	2,322,000

			2,419,321

Services – 0.0%
Noble Group, Ltd. 6.625%, 3/17/15(b)(e)		560	515,570
West Corp. 11.00%, 10/15/16(b)*		150	156,750

			672,320

Technology – 0.0%
Freescale Semiconductor, Inc. 10.125%, 12/15/16(b)(e)*		300	282,000

Transportation – Services – 0.3%
Hertz Corp. 10.50%, 1/01/16(b)*		5,000	5,525,000

			105,757,275

Utilities – 0.0%
Electric – 0.0%
Ipalco Enterprises, Inc. 8.375%, 11/14/08(b)		100	102,000
Majapahit Holding BV 7.875%, 6/29/37(b)(e)		188	186,825
NRG Energy, Inc.
7.25%, 2/01/14(b)		5	5,013
7.375%, 2/01/16(b)		15	15,037

			308,875

Total Corporates – Non-Investment Grade (cost $109,391,933)			112,172,884

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 4.9%
NON-INVESTMENT GRADE – 4.9%
Financial Institutions – 0.7%
Banking – 0.1%
North Las Vegas
8.07%, 4/20/11	U.S.$	79	$79,528
12.32%, 4/20/12		2,100	2,105,250

			2,184,778

Finance – 0.4%
Alix Partners, LLP 7.61%, 10/12/13		1,493	1,499,963
Blue Pearl USA, Ltd. 10.07%-10.09%, 9/30/12		1,338	1,344,557
LPL Holdings, Inc. 7.35%, 6/28/13		1,766	1,770,639
Natural Products Group 14.36%, 3/05/14		1,000	943,750
NCO Financial Systems, Inc 8.36%-10.25%, 11/13/13		2,494	2,496,867

			8,055,776

Financial – Other – 0.1%
Grosvenor Capital Management 7.57%-7.61%, 11/29/13		998	1,003,734

Real Estate Investment Trust – 0.1%
Crescent Resources, LLC 8.32%, 11/01/12		1,000	997,920
Landsource Communities 8.11%, 2/26/14		1,500	1,502,625

			2,500,545

			13,744,833

Industrial – 3.9%
Basic Industry – 0.3%
Bluegrass Container Co. 10.32%, 12/30/13		1,000	1,012,844
Ferro Corp. 7.32%-8.07%, 6/06/12		1,012	1,012,221
Flakeboard Co., Ltd. 9.10%, 7/28/12		1,936	1,941,172
Huntsman International 7.07%, 3/31/14		1,000	999,290
NewPage Corp. 7.625%, 5/02/11		689	692,279
Xerium Technology, Inc. 8.11%, 5/18/12		686	682,843

			6,340,649

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
Baldor Electric Co. 7.125%, 1/31/14	U.S.$	904	$904,905
Builders FirstSource, Inc. 7.86%, 8/11/11		176	175,542
Clarke American Corp. 7.855%, 3/09/14		4,000	3,980,000
Dresser, Inc. 7.86%, 10/31/13		1,750	1,753,640
DynCorp International, LLC 7.625%, 2/11/11		880	885,071
Kranson Industries, Inc. 7.60%-10.00%, 7/31/13		1,809	1,813,181

			9,512,339

Communications – Media – 0.6%
Cebridge Conn Lien 2 Tranche A 9.856%, 4/30/14		1,250	1,285,413
Cebridge Conn PIK 11.356%, 5/04/15		2,206	2,274,434
Charter Communications Operations 7.36%, 2/14/14		1,000	990,940
HIT Entertainment, Inc 7.34%, 3/20/12(b)		985	986,970
Live Nation Worldwide, Inc. 8.11%, 6/21/13		1,493	1,503,694
TDS Investor Corp.
7.82%, 8/22/13		839	842,652
7.86%, 8/22/13		89	89,445
Venetian Macau 7.61%-8.10%, 2/01/12-7/15/12		1,000	1,005,176
Wide Open West Finance, LLC
12.25%, 4/28/14		1,000	1,002,500
7.86%, 6/01/14		2,500	2,481,250

			12,462,474

Communications – Telecommunications – 0.2%
Level 3 Communications, Inc. 7.605%, 12/01/11		3,000	3,007,500
Sorenson Communications, Inc. 7.86%, 4/06/14		1,250	1,248,438

			4,255,938

Consumer Cyclical – Automotive – 0.3%
Delphi Corp. 8.125%, 12/31/07		2,000	2,006,000
Ford Motor Co. 8.36%, 11/29/13		995	999,358

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lear Corp. 8.11%, 6/15/14	U.S.$	1,000	$991,250
Visteon Corp. 8.38%, 5/31/13		2,000	2,001,260

			5,997,868

Consumer Cyclical – Other – 0.3%
London Arena & Waterfront Finance LLC 7.86%, 1/31/12(b)		1,728	1,736,766
Metro Goldwyn Mayer, Inc. 8.61%, 4/08/12		2,469	2,470,305
Six Flags Theme Parks, Inc. 7.61%, 4/30/15		1,000	987,920
Universal City Development Partners, Ltd. 7.35%-7.36%, 6/09/11		925	930,082
Venetian (Las Vegas Sands) 7.61%, 6/15/11		750	753,187

			6,878,260

Consumer Cyclical – Restaurants – 0.0%
Sbarro, Inc. 7.86%-7.88%, 1/31/14(b)		998	1,002,069

Consumer Cyclical – Retailers – 0.2%
Blockbuster, Inc. 8.63%-8.65%, 8/20/11		700	699,065
Mattress Holding Corp. 7.61%-7.64%, 2/21/14		500	500,000
PetCo Animal Supplies, Inc. 7.855%-7.86%, 10/02/08		995	1,000,801
Targus Group International 8.82%-8.87%, 11/22/12		992	978,346

			3,178,212

Consumer Non-Cyclical – 0.7%
Aramark Corp. 7.71%, 1/26/14	GBP	998	1,998,073
Best Brands Corp. 8.38%, 12/18/12	U.S.$	2,000	1,995,000
Beverly Enterprises, Inc. 8.07%-8.09%, 7/24/11		1,142	1,146,518
Butler Animal Health Supply, LLC 7.89%, 6/01/11		2,265	2,270,760
Carestream Health, Inc. 10.59%, 10/30/13		1,000	1,010,630
Community Health Services, Inc.
Delayed Draw
7.61%, 7/01/14		77	77,452
Term Loan B
7.61%, 7/01/14		1,173	1,174,372

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

FHC Health Systems, Inc. 12.11%, 6/30/08	U.S.$	444	$453,333
Talecris Biotherapeutics Holdings Corp.
8.86%-10.50%, 12/06/13(b)		2,244	2,255,597
11.86%, 12/01/14		1,000	1,030,000

			13,411,735

Energy – 0.1%
ATP Oil & Gas Corp. 8.82%-10.75%, 4/30/10		498	498,745
Infrastrux Group, Inc. 8.57%, 11/03/12		465	464,670
McMoran Oil & Gas 12.375%, 1/30/12		1,000	1,007,500
Trinidad Drilling 7.82%, 4/13/11		988	989,569

			2,960,484

Services – 0.2%
Reynolds & Reynolds Co. 10.86%, 10/23/13		500	509,375
Sabre, Inc. 7.605%, 9/30/14		972	959,252
Select Personnel Services 9.85%, 6/30/12		963	969,719
Vanguard Car Rental USA Holding, Inc. 8.32%-8.34%, 5/15/13		703	707,066
West Corp. 7.73%-7.76%, 10/18/13		998	999,286

			4,144,698

Technology – 0.5%
Calgen Ommerc Zero coupon, 4/01/09		8	7,514
Dealer Computer Services, Inc. 7.36%, 10/26/12		726	728,177
Infor Enterprise Solutions Holdings, Inc. 9.10%, 7/28/12		1,990	2,002,014
IPC Systems, Inc. 7.57%, 5/11/14		2,000	1,997,500
10.57%, 5/10/15		2,000	1,995,000
Marvell Technology Group 7.34%, 11/06/09		1,984	1,993,669
Vertafore, Inc. 11.11%, 1/31/13		500	503,125

			9,226,999

			79,371,725

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utilities – 0.3%
Electric – 0.3%
Firstlight Power Resources 9.875%, 4/15/13	U.S.$	2,000	$2,020,000
Northeast Biofuels, LLC 8.60%, 6/20/13-6/30/13		1,000	1,000,000
Riverside Energy Center 9.57%, 6/24/11		1,584	1,608,943
Rocky Mountain Energy Center, LLC 9.57%, 6/24/11		1,008	1,024,414
9.705%, 6/24/11		127	129,668

			5,783,025

Natural Gas – 0.0%
SemCrude, L.P. 7.61%, 3/16/11		790	792,717

Utility – Other – 0.0%
GBGH LLC 10.856%, 8/07/13		644	643,500

			7,219,242

Total Bank Loans (cost $100,031,656)			100,335,800

GOVERNMENT-RELATED – US AGENCIES – 3.6%
AGENCY DEBENTURE – 3.6%
Resolution Funding Corp. Zero coupon, 10/15/20(g) (cost $64,027,442)		150,000	73,352,400

MORTGAGE CMOS – 2.6%
AGENCY FIXED RATE – 2.6%
Federal Home Loan Mortgage Corp. 5.00%, 12/01/34-5/15/37(a)		64,521	16,985,598
5.50%, 8/01/35(a)		9,814	2,631,475
Federal National Mortgage Association 5.00%, 7/01/33-3/01/35(a)		116,937	30,112,199
Federal National Mortgage Association Strip 5.50%, 5/25/37(a)		13,679	3,954,460

Total Mortgage CMOS (cost $50,256,889)			53,683,732

CORPORATES – INVESTMENT GRADE – 2.1%
CORPORATES – 2.1%
Financial Institutions – 0.4%
Banking – 0.2%
Bank of Scotland Capital Funding 8.117%, 5/31/10(b)(e)	GBP	90	188,500

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Barclays Bank 8.55%, 9/29/49(b)(e)	U.S.$	638	$702,593
9.875%, 5/29/49(b)	GBP	157	324,651
Citigroup, Inc.
5.50%, 11/18/15(b)		85	162,719
5.875%, 7/01/24(b)		32	62,373
Lloyds TSB Capital
7.834%, 12/31/49(b)		191	407,281
10.625%, 10/21/08(b)		134	284,308
Mellon Capital III 6.369%, 9/05/66(b)(d)		250	484,540
Northern Rock PLC 7.053%, 9/21/49(b)(d)		86	181,311
Resona Bank, Ltd.
4.125%, 9/29/49(b)(e)	EUR	67	85,935
5.986%, 5/10/49(b)	GBP	50	97,826
Royal Bank of Scotland Group PLC 7.387%, 12/29/49(b)		117	240,262
Russian Agricultural Bank 6.299%, 5/15/17(b)(e)	U.S.$	298	291,682
Santander Central Hispano Issue, Ltd.
6.80%, 11/29/10(b)	GBP	83	168,746
7.25%, 12/29/49(b)(d)		70	143,860

			3,826,587

Brokerage – 0.1%
Goldman Sachs Group, Inc.
5.50%, 10/12/21(b)		50	90,861
6.125%, 2/14/17(b)		45	88,067
JPMorgan Chase & Co. 7.00%, 6/28/17(b)(e)	RUB	46,000	1,760,104
Morgan Stanley 5.125%, 11/30/15(b)	GBP	100	182,959

			2,121,991

Finance – 0.0%
General Electric Capital Corp.
5.375%, 12/18/40(b)		41	80,254
6.44%, 11/15/22(b)	U.S.$	310	624,585
STB Finance Cayman 5.834%, 9/29/49(b)(d)		100	194,568

			899,407

Insurance – 0.1%
Aegon NV 6.125%, 12/15/31(b)		26	53,854
AMP Group Finance Services 7.125%, 8/06/19(b)(d)		50	100,886
AMP UK Finance Services 6.375%, 11/17/10(b)		110	218,034

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Aviva PLC 5.902%, 7/27/27(b)(d)	U.S.$	88	$160,628
Friends Provident PLC 6.292%, 6/29/49(b)(d)		50	94,762
Generali Finance BV 6.214%, 6/29/49(b)(d)		100	190,328
Legal & General Finance PLC 5.875%, 4/05/33(b)		26	52,889
Prudential PLC 6.125%, 12/19/31(b)		27	53,107
Resolution PLC 6.586%, 11/29/49(b)(d)		50	93,867
Royal & Sun Alliance Insurance 8.50%, 7/29/49(b)(d)		55	118,287
Zurich Finance PLC 6.625%, 10/02/49(b)		82	160,401

			1,297,043

Other Finance – 0.0%
Red Arrow Intl Leasing 8.375%, 6/30/12(b)	RUB	13,921	560,106

			8,705,134

Industrial – 1.3%
Basic Industry – 0.1%
Southern Peru Copper Corp. 7.50%, 7/27/35(b)	U.S.$	370	397,209
Union Carbide Corp. 7.75%, 10/01/96(b)		1,785	1,812,004
Vale Overseas, Ltd. 6.875%, 11/21/36(b)		373	374,934

			2,584,147

Capital Goods – 0.1%
Legrand S.A. 8.50%, 2/15/25(b)		10	11,675
Rexam PLC 7.125%, 3/27/09(b)	GBP	58	117,723
Siemens Financieringsmaatschappij N.V. 6.125%, 9/14/66(b)(d)		307	583,579
TYCO International Group, SA 6.00%, 11/15/13(b)	U.S.$	140	143,757

			856,734

Communications – Media – 0.0%
British Sky Broadcasting PLC 7.75%, 7/09/09(b)	GBP	94	193,296
BSKYB Finance UK PLC 5.625%, 10/15/15(b)(e)		350	337,413
5.75%, 10/20/17(b)(e)	U.S.$	50	93,894

			624,603

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications – Telecommunications – 0.2%
AT&T Corp. 8.00%, 11/15/31(b)	U.S.$	1,000	$1,188,580
Embarq Corp. 7.082%, 6/01/16(b)		1,202	1,208,734
MM02 PLC 7.625%, 1/25/12(b)	GBP	106	221,928
Olivetti Finance NV 7.75%, 1/24/33(b)	EUR	20	31,171
TCNZ Finance, Ltd. 6.125%, 12/12/08(b)		60	120,092
Telekom Finanzmanagement 5.00%, 7/22/13(b)		1,112	1,490,587

			4,261,092

Consumer Cyclical – Automotive – 0.0%
DaimlerChrysler NA Holding 5.75%, 8/10/11(b)	GBP	110	214,448

Consumer Cyclical – Other – 0.1%
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(b)	U.S.$	1,213	1,200,217

Consumer Cyclical-Retailer – 0.0%
Marks & Spencer PLC 5.625%, 3/24/14(b)	GBP	89	168,779

Consumer Non-Cyclical – 0.3%
Altria Group, Inc. 7.75%, 1/15/27(b)*	U.S.$	3,500	4,093,281
Cadbury Schweppes Finance 5.125%, 10/01/13(b)(e)		1,000	960,671

			5,053,952

Energy – 0.3%
Gaz Capital
5.03%, 2/25/14(b)(e)	EUR	60	78,568
6.212%, 11/22/16(b)(e)	U.S.$	1,004	978,236
6.51%, 3/07/22(b)(e)		830	819,210
Gazstream SA (Gazprom) 5.625%, 7/22/13(b)(e)		205	203,901
Petronas Capital, Ltd. 7.00%, 5/22/12(b)(e)		873	927,108
Tengizchevroil Finance Co. 6.124%, 11/15/14(b)(e)		2,172	2,131,384
TNK-BP Finance 7.50%, 7/18/16(b)(e)		766	790,947
Tyumen Oil Co. 11.00%, 11/06/07(b)(e)		90	91,449

			6,020,803

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 0.0%
FirstGroup PLC 6.875%, 4/15/13(b)	GBP	20	$40,456

Technology – 0.0%
Electronic Data Systems Corp. 6.50%, 8/01/13(b)	U.S.$	600	593,012

Transportation-Airlines – 0.2%
Qantas Airways, Ltd. 6.05%, 4/15/16(b)(e)		5,000	4,853,930

			26,472,173

Non Corporate Sectors – 0.4%
Agencies – Not Government Guaranteed – 0.4%
Gazprom OAO 9.625%, 3/01/13(b)(e)		6,850	7,919,970
GPB Eurobond Finance 6.50%, 9/23/15(b)		400	390,428

			8,310,398

Utilities – 0.0%
Electric – 0.0%
MMG Fiduciary (AES EL Salvador) 6.75%, 2/01/16(b)(e)		350	346,287
South Wales Electricity 9.25%, 11/09/20(b)	GBP	19	48,223
Western Power Distribution LLC 5.875%, 3/25/27(b)		30	59,791
Yorkshire Power Finance 7.25%, 8/04/28(b)		86	194,405

			648,706

Natural Gas – 0.0%
Centrica PLC 5.50%, 10/24/16(b)		100	189,366

			838,072

Total Corporates – Investment Grade (cost $43,915,764)			44,325,777

GOVERNMENT-RELATED – NON-US ISSUERS – 1.0%
SOVEREIGNS – 1.0%
Bulgaria – 0.0%
Republic of Bulgaria 8.25%, 1/15/15(b)(e)	U.S.$	346	398,419

Malaysia – 0.1%
Government of Malaysia 7.50%, 7/15/11(b)		2,154	2,302,900

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mexico – 0.5%
United Mexican States
5.625%, 1/15/17(b)	U.S.$	1,400	$1,368,500
6.375%, 1/16/13(b)		2,000	2,063,000
6.75%, 9/27/34(b)		460	490,590
8.00%, 9/24/22(b)		2,281	2,732,638
8.125%, 12/30/19(b)		976	1,158,024
11.375%, 9/15/16(b)		1,201	1,666,387

			9,479,139

Russia – 0.4%
Russian Federation
7.50%, 3/31/30(b)(e)		6,141	6,739,901
11.00%, 7/24/18(b)(e)		1,190	1,651,125

			8,391,026

South Africa – 0.0%
Republic of South Africa
7.375%, 4/25/12(b)		304	323,000
South Africa Government International Bond
5.875%, 5/30/22(b)		335	327,881

			650,881

Total Government-Related – Non-US Issuers (cost $20,804,294)			21,222,365

ASSET-BACKED SECURITIES – 0.4%
OTHER – FIXED RATE – 0.4%
Federal National Mortgage Association Strip Series 360 Class 2
5.00%, 8/01/35(a)		14,535	3,806,524
5.50%, 11/01/35(a)		13,774	3,734,282
Government National Mortgage Association .628%, 11/16/45(b)		6,979	376,158

Total Asset-Backed Securities (cost $7,672,855)			7,916,964

WARRANTS – 0.1%
SOVEREIGNS – 0.1%
Central Bank of Nigeria Warrants, expiring 11/15/20(h)		4,500	1,147,500
Republic of Venezuela Warrants, expiring 4/15/20(h)		1,785	0

Total Warrants (cost $0)			1,147,500

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

		Shares/ Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE BACKED SECURITIES – 0.0%
NON-AGENCY ADJUSTABLE RATE CMBS – 0.0%
Opera Financial Series CSC3 Class B 5.996%, 4/25/17(b)(d)(e) (cost $196,494)	GBP	100	$200,158

SHORT-TERM INVESTMENTS – 6.7%
Agency Discount Note – 0.8%
Federal Home Loan Bank Discount Notes Zero coupon, 7/26/07(i)	U.S.$	16,942	16,941,973

Investment Companies – 5.9%
AllianceBernstein Fixed Income Shares, Inc. – Prime STIF Portfolio(j) 5.33%		120,607	120,606,927

Total Short-Term Investments (cost $137,548,900)			137,548,900

Total Investments Before Security Lending Collateral – 151.7% (cost $3,024,553,382)			3,115,254,442

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.3%
Short-Terms – 2.3%
UBS Private Money Market Fund, LLC (cost $47,274,337)		47,274,337	47,274,337

Total Investments – 154.0% (cost $3,071,827,719)			3,162,528,779
Other assets less liabilities – (54.0)%			(1,109,637,265)

Net Assets – 100%			$2,052,891,514

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Lehman Brothers Qantas Airways Ltd. 5.125%,6/20/13	5,000	2.75%	3/20/16	$(684,216)
Lehman Brothers Republic of Venezuela 9.25%, 9/15/27	11,550	1.26	4/20/10	254,467

Sale Contracts:
Citibank N.A. Republic of Brazil 12.25%, 3/06/30	1,910	3.09	8/20/10	165,657
Citigroup Global Markets, Inc. Gazprom OAO 5.875-10.50%, 4/25/07-4/28/34	10,000	1.04	10/20/10	198,752
Citigroup Global Markets, Inc. Republic of Philippines 10.625%, 3/16/25	3,360	4.95	3/20/09	254,646
J P Morgan Chase Gazprom OAO 5.875-10.50%, 4/25/07-4/28/34	1,380	1.04	10/20/10	27,428
Lehman Brothers Republic of Venezuela 9.25%, 9/15/27	11,550	0.69	4/20/08	(65,658)

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2007	Unrealized Appreciation/ (Depreciation)

Sold
U.S. T-Bond 30 Yr Futures	161	September 2007	$17,466,979	$17,347,750	$119,229
U.S. T-Note 10 Yr Futures	2,118	September 2007	224,294,391	223,879,218	415,173

					$534,402

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Australian Dollar,
settling	7/20/07	280	233,750	237,253	$3,503
Brazilian Real,
settling	7/20/07	130	63,408	67,190	3,782
British Pound,
settling	7/20/07	1,615	3,230,000	3,241,569	11,569
settling	7/20/07	177	350,000	354,729	4,729

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar,
settling	7/20/07	122	110,000	114,766	$4,766
settling	7/20/07	228	210,000	213,748	3,748
Euro,
settling	7/20/07	550	750,706	744,944	(5,762)
Mexican Peso,
settling	7/20/07	9,784	896,259	904,536	8,277
New Zealand Dollar,
settling	7/20/07	1,410	1,048,208	1,085,132	36,924
Norwegian Krone,
settling	7/20/07	6,154	1,020,000	1,043,975	23,975
Peruvian Nouveau Sol,
settling	7/20/07	240	75,710	75,864	154
South African Rand,
settling	8/21/07	3,261	450,467	458,309	7,842

Sale Contracts:
Australian Dollar,
settling	7/23/07	1,428	1,176,439	1,209,801	(33,362)
British Pound,
settling	7/20/07	66	130,000	132,202	(2,202)
settling	7/20/07	487	960,000	977,086	(17,086)
settling	7/26/07	21,869	43,389,312	43,900,146	(510,834)
Canadian Dollar,
settling	7/20/07	350	312,469	328,734	(16,265)
settling	8/17/07	4,231	3,960,886	3,976,975	(16,089)
Euro,
settling	7/20/07	771	1,040,000	1,044,948	(4,948)
settling	7/30/07	7,088	9,541,136	9,603,335	(62,199)
settling	7/30/07	665	893,623	900,411	(6,788)
Hungarian Forint,
settling	7/20/07	9,948	53,760	54,427	(667)
Japanese Yen,
settling	7/17/07	13,315	111,693	108,403	3,290
settling	7/20/07	72,800	619,854	592,937	26,917
settling	7/20/07	25,016	210,000	203,749	6,251
Mexican Peso,
settling	7/20/07	8,590	778,517	794,163	(15,646)
settling	7/20/07	1,194	110,000	110,372	(372)
settling	7/27/07	108,777	10,009,265	10,052,676	(43,411)
settling	8/3/07	233,131	21,538,197	21,536,198	1,999
settling	8/3/07	47,134	4,337,321	4,354,127	(16,806)
New Zealand Dollar,
settling	7/17/07	2,390	1,798,388	1,840,035	(41,647)
Norwegian Krone,
settling	7/20/07	6,220	1,047,386	1,055,217	(7,831)
Polish Zloty,
settling	7/20/07	861	310,000	309,123	877
Swedish Krona,
settling	7/25/07	1,116	163,422	163,433	(11)
Swiss Franc,
settling	7/20/07	560	467,274	459,195	8,079
settling	7/20/07	315	260,000	258,455	1,545

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	Amount
ABN Securities, Ltd.	2.25%	12/31/07	$281,175
ABN Securities, Ltd.	3.25%	12/31/07	928,865
ABN Securities, Ltd.	5.05%	12/31/07	2,568,752
ABN Securities, Ltd.	5.10%	12/31/07	10,895,522
Barclays Capital, Inc.	3.50%	12/31/07	1,479,182
Barclays Capital, Inc.	4.85%	12/31/07	5,797,713
Deutsche Bank	4.83%	7/10/07	58,560,603
Deutsche Bank	4.85%	7/10/07	15,207,943
Deutsche Bank	4.90%	7/10/07	62,893,571
Deutsche Bank	5.00%	7/10/07	83,804,929
JP Morgan	4.946%	7/10/07	90,077,393
JP Morgan	4.946%	7/10/07	235,217,338
Merrill Lynch	5.00%	7/10/07	3,025,019
Merrill Lynch	5.03%	7/10/07	70,979,455

			$641,717,462

*	Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)	Positions, or portion thereof, with an aggregate market value of $1,305,449,848 have been pledged to collateralize the loan payable outstanding.

(b)	Positions, or portion thereof, with an aggregate market value of $790,817,823 have been segregated to collateralize open forward exchange currency contracts.

(c)	Positions, or portions thereof, with a market value of $639,711,850 have been segregated to collateralize reverse repurchase agreements.

(d)	Variable rate coupon, rate shown as of June 30, 2007.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $121,949,488 or 5.9% of net assets.

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Represents entire or partial position segregated as collateral for when issued and delayed delivery securities.

(h)	Non-income producing security.

(i)	Positions, or portions thereof, with a market value of $3,986,344 have been segregated to collateralize margin requirements for open futures contracts.

(j)	Investment in affiliated money market fund.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

COP – Colombian Peso

CRC – Costa Rican Colon

DOP – Dominican Peso

EUR – Euro

GBP – British Pound

IDR – Indonesian Rupiah

HUF – Hungarian Forint

JPY – Japanese Yen MXN – Mexican Peso PEN – Peruvian Nuevo Sol PLN – Polish Zloty RUB – Russian Ruble TRY – New Turkish Lira U.S.$ – United States Dollar UYU – Uruguayan Peso ZAR – South African Rand

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

Glossary of Terms:

ARM – Adjustable Rate Mortgage

FRN – Floating Rate Note

PIK – Pay-In-Kind payments

TBA – To Be Assigned

See notes to financial statements.

32	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2007 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,951,220,792 – including investment of cash collateral for securities loaned of $47,274,337)	$3,041,921,852 (a)
Affiliated issuers (cost $120,606,927)	120,606,927
Cash	8,711,108
Foreign cash, at value (cost $7,015,407)	7,093,356
Interest and dividends receivable	47,071,076
Receivable for investment securities sold	18,895,991
Unrealized appreciation on credit default swap contracts	900,950
Unrealized appreciation of forward currency exchange contracts	158,227

Total assets	3,245,359,487

Liabilities
Reverse repurchase agreements	641,717,462
Loan payable	400,000,000
Payable for investment securities purchased	96,187,488
Payable for collateral received on securities loaned	47,274,337
Loan interest payable	2,589,072
Advisory fee payable	1,280,273
Payable for variation margin on futures contracts	1,214,969
Unrealized depreciation on forward exchange currency contracts	801,926
Unrealized depreciation on credit default swap contracts	749,874
Administrative fee payable	44,832
Accrued expenses	607,740

Total liabilities	1,192,467,973

Net Assets	$2,052,891,514

Composition of Net Assets
Common stock, at par	$2,425,568
Additional paid-in capital	2,240,912,580
Distributions in excess of net investment income	(37,835,676)
Accumulated net realized loss on investments and foreign currency transactions	(244,118,121)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	91,507,163

$2,052,891,514

Net Asset Value Per Share—300 million shares of common stock authorized, $.01 par value (based on 242,556,594 shares outstanding)	$8.46

(a)	Includes securities on loan with a value of $44,960,780 (see Note E).

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	33

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2007 (unaudited)

Investment Income
Interest
Unaffiliated issuers (net of foreign taxes withheld of $412)	$102,823,064
Affiliated issuers	1,773,563
Dividends	269	$104,596,896

Expenses
Advisory fee	6,231,956
Custodian	279,753
Printing	145,884
Administrative fee	120,889
Registration fees	109,211
Transfer agency	68,792
Audit	49,129
Legal	37,066
Directors’ fees	18,990
Miscellaneous	47,670

Total expenses before interest expense	7,109,340
Interest expense	28,119,847

Total expenses		35,229,187

Net investment income		69,367,709

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		3,178,731
Futures contracts		7,863,880
Swap contracts		448,005
Foreign currency transactions		18,503,467
Net change in unrealized appreciation/depreciation of:
Investments		9,653,928
Futures contracts		(3,667,738)
Swap contracts		(560,307)
Foreign currency denominated assets and liabilities		3,337,340

Net gain on investment and foreign currency transactions		38,757,306

Net Increase in Net Assets from Operations		$108,125,015

See notes to financial statements.

34	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2007 (unaudited)		Year Ended December 31, 2006
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$69,367,709		$137,308,528
Net realized gain on investment and foreign currency transactions	29,994,083		85,395,687
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	8,763,223		(66,759,600)

Net increase in net assets from operations	108,125,015		155,944,615
Dividends to Shareholders from
Net investment income	(72,111,038)		(141,066,107)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of Common Stock.	– 0	–	2,527,804
Shares issued in connection with the acquisition of ACM Government Opportunity Fund, Inc	109,545,622	(a)	– 0	–

Total increase	145,559,599		17,406,312
Net Assets
Beginning of period	1,907,331,915		1,889,925,603

End of period (including distributions in excess of net investment income of $37,835,676 and $35,092,347, respectively)	$2,052,891,514		$1,907,331,915

(a)	Net of $3,363 paid to shareholders in lieu of fractional shares.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2007 (unaudited)

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$79,035,911
Interest expense paid	(29,884,619)
Operating expenses paid	(6,641,769)

Net increase in cash from operating activities		$42,509,523
Investing Activities:
Purchases of long-term investments	(1,543,731,760)
Proceeds from disposition of long-term investments	1,507,874,850
Purchase of short-term investments, net	181,873,713
Proceeds from swap contracts	448,005
Variation margin paid on futures contracts	5,764,799
Realized currency losses on foreign forward currency contracts closed	(5,625,163)

Net increase in cash from investing activities		146,604,444
Financing Activities*:
Cash dividends paid	(72,111,038)
Effect of exchange rate on cash	487,022
Decrease in reverse repurchase agreements	(116,819,773)

Net decrease in cash from financing activities		(188,443,789)

Net increase in cash		670,178
Cash at beginning of period		15,134,286

Cash at end of period		$15,804,464

Reconciliation of Net Increase in Net
Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$108,125,015
Adjustments:
Decrease in interest and dividends receivable	$(12,118,002)
Accretion of bond discount and amortization of bond premium	(13,442,983)
Decrease in interest payable	(1,764,772)
Increase in accrued expenses	467,571
Net realized gain on investment and foreign currency transactions	(29,994,083)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(8,763,223)

Total adjustments		(65,615,492)

Net increase in cash from operating activities		$42,509,523

*	Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

See notes to financial statements

36	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

June 30, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc., (formerly ACM Income Fund, Inc.) (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other

ALLIANCEBERNSTEIN INCOME FUND •	37

Notes to Financial Statements

derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

38	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

The Fund’s custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month (the “Income Component”). However, such monthly advisory fee shall not exceed in the aggregate 1/12th of ..80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis). Prior to February 12, 2007 the advisory fee could not exceed in the aggregate 1/12th of .95% of the Fund’s average weekly net assets during the month (approximately .95% on an annual basis). Prior to February 11, 2005, the Income Component of the advisory fee was 5.25% of the Fund’s daily gross income, as described above, and the monthly advisory fee was not to exceed 1/12th of 1% of the Fund’s average weekly net assets during each respective month (approximately 1% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with Alliance-Bernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2007, the Fund made no reimbursements to ABIS.

At a meeting of the Board of Directors of the Fund held on November 2, 2006, the Board appointed the Adviser as the Fund’s administrator, effective March 1, 2007, to act pursuant to the terms of an Administration Agreement. Pursuant to the Administration Agreement the Fund reimburses the Adviser for its costs incurred for providing administrative services. For the period March 1, 2007 to June 30, 2007, the Fund reimbursed the Adviser $60,250 for such services.

From January 1, 2007 to February 28, 2007, under the terms of an Administrative Agreement, the Fund paid Princeton Administrators, LLC (the “Administrator”) a fee at an annual rate of .02 of 1% of the Fund’s average weekly net assets for its services as Fund administrator.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$303,062,710	$351,834,555
U.S. government securities	1,238,020,439	1,145,181,837

At June 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and gross unrealized depreciation (excluding foreign currency transactions, futures contracts, and swap contracts) are as follows:

Gross unrealized appreciation	$120,799,831
Gross unrealized depreciation	(30,098,771)

Net unrealized appreciation	$90,701,060

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2007, the Fund had no transactions in written options.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of January 1, 2004, the Fund adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to January 1, 2004, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At June 30, 2007, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $28,200,000 with net unrealized appreciation of $580,825 and terms ranging from 1 year to 3 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. As of June 30, 2007, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding.

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended June 30, 2007, the Fund earned drop income of $68,782 which is included in interest income in the accompanying statement of operations.

6. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended June 30, 2007, the average amount of reverse repurchase agreements outstanding was $610,857,613 and the daily weighted average annual interest rate was 5.48%.

NOTE D

Common Stock

During the six months ended June 30, 2007 and the year ended December 31, 2006, the Fund issued 0 and 305,006 shares, respectively, in connection with the Fund’s dividend reinvestment plan.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of June 30, 2007, the Fund had loaned securities with a value of $44,960,780 and received cash collateral of $47,274,337, which was invested in a money market fund as included in the accompanying portfolio of investments. For the six months ended June 30, 2007, the Fund earned fee income of $14,146, which is included in interest income in the accompanying statement of operations.

NOTE F

Bank Borrowing

The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale (“SG”) as Administrative Agent, and Barton Capital Corporation (“Barton”) as lender. The credit facility has a maximum limit of $400 million. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor’s Ratings Services and P-1 by Moody’s Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund’s portfolio securities as collateral. The interest rate on the Fund’s borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 5.29% and the average borrowing was $400,000,000 for the six months. At June 30, 2007, the interest rate in effect was 5.30% and the amount of borrowings outstanding was $400,000,000.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds, notes and bank loans. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

and their prices more volatile than those of comparable United States companies or the United States government.

The Fund invests in sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk — The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can produce higher shareholder returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

NOTE H

Acquisition of ACM Government Opportunity Fund by AllianceBernstein Income Fund, Inc. (the “Fund”)

On January 26, 2007, the Fund acquired all of the net assets and assumed all of the liabilities of ACM Government Opportunity Fund, Inc. (“AOF”) in a tax free event, pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the stockholders of AOF at a Special Meeting of Stockholders held on December 12, 2006. As a result of the acquisition, stockholders of AOF received shares of the Fund equivalent to the aggregate net asset value of the shares they held in AOF. Stockholders participating in AOF’s dividend reinvestment plan received full and fractional shares of the Fund. Other stockholders received cash in lieu of fractional shares. On January 26, 2007, the acquisition was accomplished by a tax-free exchange of 13,120,718 shares of the Fund for 12,903,931 shares of ACM Government Opportunity Fund. The aggregate net assets of the Fund and ACM Government Opportunity Fund immediately before the acquisition were $1,915,913,652 and $109,548,985 (including $4,088,823 of net unrealized depreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $2,025,462,637.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$141,066,107	$155,530,605

Total taxable distributions	141,066,107	155,530,605

Total distributions paid	$141,066,107	$155,530,605

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Losses		Unrealized Appreciation/ (Depreciation)		Total Accumulated Earnings/ (Deficit)
$10,817,931	$(266,303,546	)(a)	$24,936,181	(b)	$(230,549,434)

(a)

On December 31, 2006, the Fund had a net capital loss carryforward of $261,019,528 of which $66,358,885 expires in the year 2007, $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009 and $137,668,099 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with ACM Government Securities Fund and ACM Government Spectrum Fund, may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $68,788,777. For the year ended December 31, 2006, the Fund deferred losses on straddles of $5,284,018.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the “Mutual Fund MDL”). Management of the Adviser

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it did not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31,
2006	2005	2004(a)	2003	2002

Net asset value, beginning of period	$ 8.31	$ 8.25	$ 8.27	$ 8.39	$ 7.91	$ 7.87

Income From Investment Operations
Net investment income(b)	.34	.60	.66	.67	.76	.89
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	.08	– 0	–	(.01)	.59	.07

Net increase in net asset value from operations	.45	.68	.66	.66	1.35	.96

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.62)	(.68)	(.78)	(.87)	(.85)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.07)

Total dividends and distributions	(.30)	(.62)	(.68)	(.78)	(.87)	(.92)

Net asset value, end of period	$ 8.46	$ 8.31	$ 8.25	$ 8.27	$ 8.39	$ 7.91

Market value, end of period	$ 8.19	$ 8.14	$ 8.28	$ 8.16	$ 8.58	$ 8.46

Premium/(Discount)	(3.19)%	(2.05)%	0.36%	(1.33)%	2.26%	6.95%
Total Investment Return
Total investment return based on:(c)
Market value	4.31%	6.10%	10.18%	4.63%	12.50%	30.60%
Net asset value	5.67%	8.71%	8.32%	8.44%	17.66%	13.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,052,892	$1,907,332	$1,889,926	$1,888,272	$1,904,853	$1,785,164
Ratio to average net assets of:
Expenses	3.48	%(d)	3.47%	2.46%	1.66%	1.67%	1.87%
Expenses, excluding interest expense(e)	.70	%(d)	.74%	.79%	.98%	1.10%	1.26%
Net investment income	6.84	%(d)	7.35%	7.99%	8.27%	9.28%	11.69%
Portfolio turnover rate	51%	177%	160%	139%	276%	414%
Asset coverage ratio	571%	529%	443%	492%	559%	376%
Bank borrowing outstanding (in millions)	$400	$400	$400	$400	$400	$400

See footnote summary on page 51.

ALLIANCEBERNSTEIN INCOME FUND •	51

Financial Highlights

(a)	As of January 1 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to January 1 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investment transactions. The effect on the per share amounts was less than $0.005. The ratio of net investment income to average net assets was decreased by 0.02%.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Excludes net interest expense of 2.78%, 2.73%, 1.67%, .68%, .57%, and .61%, respectively, on borrowings (see Notes C and F).

52	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of Stockholders of the AllianceBernstein Income Fund, Inc. was held on March 28, 2007 and adjourned to May 4, 2007. At the May 4, 2007 Meeting, each proposal was approved by stockholders.

A description of each proposal and number of shares voted at the meeting are as follows:

		Voted For	Abstain/ Authority Withheld
1. To elect Class One Directors:
(term expires in 2010)	John H. Dobkin	214,001,916	4,502,400
	Michael J. Downey	214,100,931	4,403,385
	Nancy P. Jacklin	214,133,810	4,370,506

2. To elect Class Three Director:
(term expires in 2009)	Earl D. Weiner	214,041,885	4,462,431

ALLIANCEBERNSTEIN INCOME FUND •	53

Supplemental Proxy Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Andrew M. Aran(2), Vice President

Paul J. DeNoon(2), Vice President

Gershon Distenfeld(2), Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Kewjin Yuoh(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Administrator(3)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. Aran, DeNoon, Distenfeld, Peebles and Yuoh.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Fund has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the annual period.

(3)	Prior to March 1, 2007, the Fund’s Administrator was Princeton Administrators, LLC, P.O. Box 9095, Princeton, NJ 08543-9095.

54	• ALLIANCEBERNSTEIN INCOME FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement (amended to reduce the maximum fee payable under the Advisory Agreement to .80% from .95% as noted under “Advisory Fees and Other Expenses” below) with the Adviser at a meeting held on February 7-8, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors requested from the Adviser, and received and evaluated extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also discussed the proposed continuance in five private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee reduction approved at the meeting, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that at the October 31-November 2, 2006 meeting the directors approved a new administration agreement with the Adviser for the Fund effective March 1, 2007 pursuant to which the administrator would be reimbursed for the costs of providing administrative services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

ALLIANCEBERNSTEIN INCOME FUND •	55

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors noted that the Fund had a separate administration agreement and paid separate administration fees to its administrator, which is not affiliated with the Adviser, and that the Adviser would become the Fund’s administrator on March 1, 2007 as noted above. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser’s expenses. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for

56	• ALLIANCEBERNSTEIN INCOME FUND

the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance of the Fund as compared to the small number of other funds in the Lipper General U.S. Government Funds Average (the “Lipper Average”) and as compared to the Lehman Brothers Aggregate Bond Index (the “Index”), in each case for periods ended June 30, 2006 over the YTD, 1-, 3-, 5- and 10-year and since inception periods (August 1987 inception) and, in the case of the Lipper Average, for each of the last two calendar years. The directors noted that in the Lipper Average comparison, the Fund’s performance was above the Lipper median in all periods reviewed. The directors further noted that the Fund outperformed the Index (which, they noted, is unleveraged) in all periods reviewed. The directors recognized that: the Fund’s relatively unusual investment style, which differs significantly from that of the two other funds in the Lipper Average and from the Index; the fact that there are only a small number of other funds in the Fund’s Lipper category; and the fact that Lipper recently changed the index components (so that calendar year comparative data reflects leveraged funds, while YTD comparative data reflects leveraged and non-leveraged funds), made the performance comparisons of limited utility. The directors also noted the Fund’s absolute return over time. Based on their review, the directors concluded that the Fund’s relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to an entity that is not affiliated with the Adviser for administrative services) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such fee reductions since 2004. At their February 7-10, 2005 meeting, the directors considered and approved the Adviser’s proposal (which was made at the request of the directors) to amend the Advisory Agreement to reduce the fee on the Fund’s daily gross income from 5.25% to 4.75% and to cap the fee at 0.95% on an annual basis instead of the then current 1% cap. The Lipper information included the pro forma advisory fee provided to Lipper by the Adviser assuming the advisory fee reduction initially approved in 2005 had been in effect throughout the Fund’s fiscal year ended in 2005.

ALLIANCEBERNSTEIN INCOME FUND •	57

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser’s Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income securities). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total pro forma expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The directors recognized that the pro forma expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s latest fiscal year pro forma total management fees of 69.8 basis points (combined pro forma advisory fee plus the two basis points administration fee paid to an entity that is not affiliated with the Adviser) was slightly higher than the Expense Group median and the same as the Expense Universe median. The directors noted that the pro forma total management fees would have been significantly lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors further noted that the Advisory Agreement provides for a maximum fee rate of 95 basis points, and that the Adviser had proposed (in response to a request by the directors) that the fee cap be reduced to 80 basis points. The directors also noted that the Fund’s pro forma total expense ratio was higher than the Expense Group and Expense Universe medians, but that this related primarily to the Fund’s interest expense which in turn reflected the Fund’s use of significant leverage. The directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result (absent rights offerings or acquisitions). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The directors noted that if the Fund’s net assets were to

58	• ALLIANCEBERNSTEIN INCOME FUND

increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized. The directors took account of the fact that the Fund’s net assets had recently increased modestly by the acquisition of a much smaller fund, ACM Government Opportunity Fund, Inc., effective January 26, 2007.

ALLIANCEBERNSTEIN INCOME FUND •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income Fund*

ACM Managed Dollar Income Fund

ACM Managed Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2015 Retirement Strategy	2030 Retirement Strategy
2005 Retirement Strategy	2020 Retirement Strategy	2035 Retirement Strategy
2010 Retirement Strategy	2025 Retirement Strategy	2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

60	• ALLIANCEBERNSTEIN INCOME FUND

SUMMARY OF GENERAL INFORMATION

ACM Income Fund Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	61

Summary of General Information

NOTES

62	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0152-0607

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date:	August 24, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	August 24, 2007